CDC NVEST FUNDS TRUST I
                                 (the "Trusts")

           Supplement dated September 30, 2004 to the CDC Nvest Income
                 Funds Classes A, B, C and Y Prospectuses, each
                     dated February 1, 2004, each as may be
                         supplemented from time to time

ALL FUNDS
Effective November 1, 2004, the name of the Distributor for the Trusts will change from CDC IXIS Asset Management Distributors, L.P. to IXIS Asset Management Distributors, L.P.

Also   effective   November  1,  2004  the  name  of  the  Adviser  or  Advisory
Administrator will change from CDC IXIS Asset Management Advisers, L.P. to IXIS Asset Management Advisors, L.P for the following funds:

                        Loomis Sayles Core Plus Bond Fund
                    Loomis Sayles Government Securities Fund

                                       ***

LOOMIS SAYLES CORE PLUS BOND FUND ONLY
In addition to the above change, on August 20, 2004, the Board of Trustees (the "Trustees") of CDC Nvest Funds Trust I approved a change in the investment strategy of the Loomis Sayles Core Plus Bond Fund (the "Fund").

Prospectus Changes

Effective December 1, 2004, within the section entitled "Principal Investment Strategies" the following text replaces the first paragraph with respect to Loomis Sayles Core Plus Bond Fund.

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. The term "bond investments" includes debt securities of any maturity. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund will normally invest at least 80% of its assets in investment-grade securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles), including cash and cash equivalent securities and will generally maintain an average effective maturity of ten years or less. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds (rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds"), or, if unrated, of comparable quality as determined by Loomis Sayles.


                                                                     SP243-0904